UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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☐      Preliminary Proxy Statement
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☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☑      Soliciting Material Pursuant to Rule 14a-12
BELLSOUTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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URGENT UPDATE— CHANGES TO C-LEVEL AND BELOW VOLUNTARY SEVERANCE OFFER
The letter attached to this email provides important information regarding changes to your pending offer under the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary (TPPM:V). An amended TPPM:V Summary Plan Description, a revised Benefits Summary Sheet , and an additional copy of the Election and Release form are also attached.
•	This is the only transmittal that you will receive regarding these changes.

•	If you wish to elect to accept this revised offer you must submit an Election and Release no later than the time and date indicated in the enclosed letter.

•	You will be eligible to separate under the Plan only if your election is approved by the Company.

•	Questions about this offer and other benefits issues may be directed to the resources provided in the attached revised Benefits Summary Sheet and the Question and Answer document that was sent to you with your original offer letter dated February 6, 2006.
Please carefully read all of the attached revised documents and the other documents provided to you with your original offer letter dated February 6, 2006.
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

Jane A. Killian
Director
600 N. 19th Street — 21B3
Birmingham, AL 35203
IMPORTANT: REVISED SEVERANCE OFFER
March 10, 2006
Dear Employee:
This purpose of this letter is to inform you of important changes regarding your pending offer under the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary (TPPM:V or Plan), including an increase in the severance payment formula to 7 percent of Annual Base Salary per completed year of Net Credited Service (50 percent minimum; 150 percent maximum). The following changes apply to your offer:
1.	The sections of the Plan listed below have been amended:
•	Severance Pay (p. 4)

•	Regular Stock Option Grants (p. 6)

•	Special Stock Option Grants (p. 7)

•	Performance Share Grants (p. 7)

•	Restricted Stock (p. 8)
The revised terms are reflected in the amended Summary Plan Description, which is included with this letter. A revised Benefits Summary Sheet reflecting these new terms is also attached. Please carefully review these materials and the materials provided to you with your original offer letter dated February 6, 2006, including the TPPM:V Identification of Individuals Eligible and Not Eligible for Participation form (TPPM:V-Form 2). TPPM:V-Form 2 remains unchanged and is incorporated by reference in this revised offer.
2. The surplus for your voluntary universe identified in your original offer letter remains unchanged. However, in the event the surplus identified for your voluntary universe is not resolved through the voluntary offer, the Company will not proceed with an involuntary program.
3. IF YOU PREVIOUSLY SUBMITTED AN ELECTION AND RELEASE, IT WILL NO LONGER BE EFFECTIVE, AND YOU WILL BE REQUIRED TO SUBMIT A NEW ELECTION AND RELEASE IF YOU CHOOSE TO ACCEPT THE REVISED OFFER. IF YOU TAKE NO ACTION, YOU WILL BE DEEMED TO HAVE REVOKED YOUR PRIOR ELECTION. An additional copy of the Election and Release form (TPPM:V-1) is included with this letter for your convenience.
4. To allow you additional time to consider the revised offer, the following new dates apply to your TPPM:V offer:
•	You have a period of at least forty-five days — until April 28, 2006 — to consider the terms of this TPPM:V offer and to decide if you want to accept this offer. You are advised to consult with an attorney prior to signing the Election and Release form. By signing the form, you are, among other things, waiving certain claims against BellSouth, as described in the Election and Release.

1

•	If you elect to accept this offer, you must complete, sign and fax all pages of the Election and Release form (TPPM:V-1) to BellSouth Force Management at (205) 321-5011 by no later than 6:00 p.m. Eastern Time on April 28, 2006. Please retain the fax confirmation sheet that documents that your form has been received. You will not be notified whether your election has been approved or rejected until after this date.

•	If you elect to accept this offer and subsequently change your mind, you may revoke your acceptance within seven calendar days following the date you sign the Election and Release form. To revoke your decision, you must fax a written notice within the 7-day timeframe to (205) 321-5011. Additionally, in the event your election is rejected by the Company, the Election and Release is thereby cancelled.

•	If you elect to accept this offer, do not revoke your acceptance, and your election is approved, your projected last day on the payroll is May 15, 2006.

•	Your completed years of Net Credited Service (NCS) as of your separation date and your Annual Base Salary as of March 1, 2006 will be used to calculate your severance payment.

•	You can generally expect to receive your severance payment within thirty days of your separation date.

•	Any changes made to the text or terms of the Election and Release form will invalidate the form and your acceptance of the TPPM:V offer.
If you resign, retire, are terminated for cause, or otherwise separate from the Company prior to any action by the Company to approve or reject your election, you will irrevocably terminate your eligibility to participate in the Plan and receive any benefits under the Plan.
If you have any questions about these materials, please contact the BellSouth Force Management Information Line at (205) 977-2531.
Sincerely,
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

2

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

3

BELLSOUTH CORPORATION
TRANSITION PAYMENT PLAN
FOR
MANAGEMENT EMPLOYEES:
VOLUNTARY
Effective February 1, 2006;
Amended March 9, 2006
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

BELLSOUTH CORPORATION
TRANSITION PAYMENT PLAN FOR MANAGEMENT EMPLOYEES:
VOLUNTARY
PURPOSE
The BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary (“TPPM:V” or the “Plan”) provides severance assistance to eligible non-represented employees who voluntarily elect to terminate employment with BellSouth Corporation or a participating subsidiary (“Company”) and who meet the eligibility requirements set forth below.
EFFECTIVE DATE
This Plan is effective February 1, 2006 and amended March 9, 2006. Unless otherwise extended, this plan will terminate effective June 30, 2006.
ELIGIBILITY
You are eligible to participate in and receive benefits under the Plan if you meet all of the following criteria:
•	You are a regular full-time or part-time non-represented employee in Job Grades A50 — C59, or equivalent.

•	You are employed by BellSouth Corporation or a subsidiary which the BellSouth Corporation Vice President — Human Resources has approved for participation in the Plan.

•	You have officially been designated by the BellSouth Corporation Vice President — Human Resources as being eligible to participate in the Plan because of a force imbalance in a group (“voluntary universe”) within your organization.

•	You receive a TPPM:V severance offer.

•	You execute a TPPM:V Election and Release form electing to accept a TPPM:V offer and to voluntarily separate from employment, and you do not revoke that election.

•	Your TPPM:V election is approved by the Company.

•	You terminate employment on the separation date specified by the Company, or at the conclusion of an approved Transitional Leave of Absence.
Special Eligibility Rules
Employees who satisfy all other Plan eligibility requirements and who are or have been on a leave of absence, which by its terms guarantees a right of reinstatement, and who are scheduled or expected to return to active service as regular full-time or part-time non-represented employees prior to the separation date specified in their particular TPPM:V offer, can be included in a voluntary universe and may participate in the Plan.
EXCEPTIONS TO ELIGIBILITY
You will not be eligible to participate in this Plan if:
•	Your election to accept the TPPM:V severance offer is rejected by the Company.

•	Your employment is governed by a collective bargaining agreement.

•	You separate or have agreed to separate under the provisions of any other severance plan, program, agreement or arrangement.

•	You are terminated for misconduct, job performance, or for any reason other than as a result of accepting a TPPM:V severance offer.
A TPPM:V offer made to an individual who does not satisfy the eligibility requirements of the Plan is null and void.
IDENTIFYING AND SELECTING TPPM:V PARTICIPANTS
TPPM:V provides severance assistance to employees within designated non-represented employee groups (“voluntary universes”). It is designed to be used during a specified time interval to help eliminate a targeted force imbalance. The following process will be used to identify and to select managers for participation in TPPM:V:
Eligible managers within a group (“voluntary universe”) will receive TPPM:V offers and will be notified at that time of the number of positions that must be vacated due to the force imbalance and the deadline for submitting elections.
Following the deadline for submitting TPPM:V elections, TPPM:V elections will be approved by the Company in descending order of Net Credited Service for those eligible managers who have elected separation under the Plan (i.e., elections are approved first for employees with the most service). Employees who have submitted elections will be notified whether their elections are approved or rejected.
Net Credited Service (or NCS) is your term of employment as defined in the BellSouth Personal Retirement Account Pension Plan (“PRA”), which includes the current period of your continuous service as well as any periods of prior service that have been credited under bridging of service rules, as of your date of separation.
Approval of elections will normally be suspended when the force imbalance has been eliminated due to approval of TPPM:V elections to the extent originally specified in the TPPM:V offer or due to changed business circumstances.

If the number of managers who elect to accept the TPPM:V severance offer exceeds the number necessary to eliminate the force imbalance, at the recommendation of the organization and at the discretion of the BellSouth Corporation Vice President — Human Resources, additional TPPM:V elections may be approved in descending order of NCS for those eligible managers who have elected to accept the offer of separation under the Plan, in a number not to exceed fifty percent (50%), rounded up to the next whole person, of the number of separations originally specified as needed to eliminate the force imbalance in the voluntary universe.
TPPM:V BENEFITS
1.	Severance Pay

Except as otherwise provided below, if you separate under the provisions of TPPM:V, you will receive severance pay based on your Net Credited Service as of your date of separation and on your Annual Base Salary.

Annual Base Salary is your annual base salary rate in effect as of March 1, 2006. Annual Base Salary includes (if applicable) geographical location allowances, but excludes all other differentials, overtime, bonuses, and other payments or special allowances (such as salary protection allowances). Annual Base Salary for those employees covered under a sales compensation plan includes base salary plus the benefit incentive amount.

Computation of TPPM:V payments

If you separate under TPPM:V, you will receive a severance payment calculated as follows:

The greater of: (a) fifty percent (50%) of your Annual Base Salary, or (b) seven percent (7%) of your Annual Base Salary multiplied by your completed years of Net Credited Service (NCS), not to exceed one hundred fifty percent (150%) of Annual Base Salary.

For purposes of calculating your severance benefit, only completed years of NCS will be used (e.g., six years and eight months of actual NCS equals six years of completed NCS for purposes of calculating your severance payment).

TPPM:V severance payments are subject to the appropriate withholding of federal, state and local income taxes, social security (FICA), and Medicare taxes, and are reported on IRS Form W-2.

2.	Transitional Leaves of Absence for Personal Retirement Account Pension Plan Participants

If you are within three (3) years of reaching eligibility to retire with a service pension under the terms of the BellSouth Personal Retirement Account Pension Plan (PRA) as of the date of your separation under TPPM:V, you will be eligible to apply for a Transitional Leave of Absence to reach such pension eligibility.

3.	Outplacement Services for TPPM:V Participants

If you separate under the provisions of TPPM:V, you will be eligible for the LHH@HOME career transition program provided through Lee Hecht Harrison.

4.	Educational Assistance for TPPM:V Participants

If you separate under the provisions of TPPM:V, you will be eligible to receive reimbursement under the BellSouth Educational Assistance Program for qualifying courses that you complete by no later than two (2) years following your date of separation. You will be limited to the annual maximum reimbursement set forth under the Program.

5.	Telephone Concession for TPPM:V Participants

If you separate under the provisions of TPPM:V, and as of your separation date, you are not eligible to retire with a service pension under the BellSouth Personal Retirement Account Pension Plan (PRA), but you have at least ten (10) years of Net Credited Service and the sum of your whole years and whole months of age and your whole years and whole months of Net Credited Service equals or exceeds sixty-five (65) (i.e., you meet the Rule of 65), you will be afforded the same treatment with regard to telephone concession as that afforded employees in your participating company who retire with a service pension as of that date.

6.	Group Medical and Dental Coverage

Your post-termination medical and dental coverage depends on your pension status at the time of separation.

If you are eligible to retire with a service pension under the BellSouth Personal Retirement Account Pension Plan (PRA) at the time of separation, you are eligible for coverage under the BellSouth Retiree Medical Assistance Plan and the BellSouth Retiree Dental Assistance Plan, subject to the provisions and limitations of such plan(s) in effect on the date of your retirement, and any amendments thereafter made to these plans, and subject to the service-related medical premium and the medical premium associated with the capped amount, as applicable to you. (This coverage applies regardless of your participation in TPPM:V.)

Rule of 65 Retiree Medical Benefits: If you separate under the provisions of TPPM:V and, at the time of separation, you are not eligible to retire with a service pension under the BellSouth Personal Retirement Account Pension Plan (PRA), but you have at least ten (10) years of Net Credited Service and the sum of your whole years and whole months of age and your whole years and whole months of Net Credited Service equals or exceeds sixty-five (65) (i.e., you meet the Rule of 65), you will be eligible for retiree medical and dental coverage under the BellSouth Retiree Medical Assistance Plan and the BellSouth Retiree Dental Assistance Plan, subject to the provisions and limitations of such plan(s) in effect on the date of your separation, and any amendments thereafter made to these plans, and subject to the service-related medical premium and the medical premium associated with the capped amount, as applicable to you.

If you separate under the provisions of TPPM:V and, at the time of separation, you are not eligible to retire with a service pension under the BellSouth Personal Retirement Account Pension Plan (PRA) and are not eligible for Rule of 65 retiree medical benefits described above, your current medical coverage (excluding dental coverage) will continue at Company expense, under the same conditions and to the same extent as a comparable employee on the active payroll, until you become eligible to elect to receive other group medical coverage with another employer, or for a maximum of six full months following the end of the month in which you terminate service, whichever comes first, except that during this period, the Company will pay the entire cost of coverage, i.e., there will be no employee contribution (premium amount). This six months of continuation coverage will be concurrent with (and not in addition to) continuation coverage required under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).

Following this six month period, you and your covered dependents would be eligible to elect to continue your medical coverage under COBRA for up to an additional twelve months by paying 102% of the group rate. The extended coverage cannot exceed eighteen months from the date your employment terminates, except as otherwise required by COBRA. At the appropriate time, the Company will provide you with information on how to elect coverage under COBRA.

If you do not elect to pay the premiums under COBRA, medical coverage will terminate at the end of the sixth full month after the date of separation.

Your current dental coverage, if any, will terminate at the end of the month in which your employment terminates. You and your covered dependents are eligible to elect to continue dental coverage under COBRA for a period not to exceed eighteen months from the date your employment terminates. This coverage is available at a cost to you of 102% of the group rate. At the appropriate time, the Company will provide you with information on how to elect continued coverage under COBRA.

7.	BellSouth Stock Plans (The provisions of this Section 7 apply only to the limited group of employees at Job Grade C59 or equivalent who have received grants under the following stock plans.)
(a)	Regular Stock Option Grants

Under the terms of the plans and agreements under which BellSouth Corporation stock options have been granted, if you separate from employment when you are eligible for a “retirement” (as such term is used in governing plans and agreements), your vested regular annual stock options are retained and would be exercisable for their full remaining term. Your unvested regular annual stock options would vest as of your retirement date, and also would be exercisable for their full remaining term.

If you separate from employment with BellSouth when you are not eligible for a retirement, your vested regular annual stock option grants remain exercisable by their terms for 90 days following your date of separation. Vested options must be exercised within that 90 day period or they would be forfeited. Unvested regular annual stock option grants normally would be forfeited immediately upon separation.

If you are not eligible for a retirement and you separate under the provisions of TPPM:V, however, you will receive a payment with respect to your regular annual stock option grants that, at the time of your termination of employment, are unvested. The amount of this payment will equal the sum of the values assigned to each such grant determined by multiplying the number of options in a grant by the amount, if any, by which $33.50 exceeds the exercise price of those options.

(b)	Special Stock Option Grants

“Special Stock Options” are grants that were not made as part of the regular annual long-term award process (normal annual grants and pro rata awards upon hire or promotion), but that were made, for example, as a retention incentive or for special recognition, that do not by their terms become exercisable upon retirement.

Under the terms of the plans and agreements under which BellSouth Corporation stock options have been granted, if you separate from employment when you are eligible for a “retirement” (as such term is used in governing plans and agreements), your vested Special Stock Options (as defined above) are retained and would be exercisable for their full remaining term. If you separate under TPPM:V, your unvested Special Stock Options (which normally would be forfeited upon your retirement) will be treated in the manner provided in section 7(a) above.

If you separate from employment with BellSouth when you are not eligible for a retirement, your vested Special Stock Options remain exercisable by their terms for 90 days following your date of separation. Vested Special Stock Options must be exercised within that 90 day period or they will be forfeited. If you separate under TPPM:V, your unvested Special Stock Options (which normally would be forfeited upon separation) will be treated in the manner provided in section 7(a) above.

(c)	Performance Share Grants

Under the terms of the plans and grant agreements under which BellSouth Corporation performance shares have been granted, if you separate from employment when you are eligible for a “retirement” (as such term is used in governing plans and agreements), you would be eligible for a prorated payment at the end of the performance period applicable to each performance share grant. BellSouth’s performance share award agreements provide that the amount of this prorated payment would equal the sum of the values assigned to each performance share grant determined:
(i)	by multiplying the number of performance shares earned with respect to each such grant (as determined by the plan administrator based on performance results) by the average share price at the end of the performance period, and

(ii)	calculating for each grant 1/36th of the amount so determined for each calendar month during the performance period during which you have been employed for one or more days, and

(iii)	adding to such amount dividend equivalents paid during the performance period on the number of performance shares earned.
If you separate from employment with BellSouth when you are not eligible for a retirement, performance shares would normally be forfeited. If, however, you separate under the provisions of TPPM:V and are not eligible for a retirement, you will be eligible for a prorated payment at the end of the performance period applicable to each grant of performance shares made before 2006. The amount of such payment shall be determined as provided in your pre-2006 performance share award agreements as if you had been eligible for a retirement (and as summarized above), except that in determining the prorated amount (the fraction described in clause (ii) above), your employment will be deemed to have ceased on May 31, 2006, regardless of your actual separation date.

(d)	Restricted Stock

If you separate under the provisions of TPPM:V and you have at the time of separation unvested shares of BellSouth Corporation restricted stock that were granted before 2006 as part of a regular annual restricted shares award, all such unvested shares of restricted stock shall vest upon your termination of employment.

The additional vesting of shares of restricted stock described in this Section 7(d) shall also apply to any special grants of shares of restricted stock that were not made as part of the regular annual long-term award process (normal annual grants and pro rata awards upon hire or promotion), but that were made, for example, as a retention incentive or for special recognition.
The payments and vesting described in this Section 7 are subject to appropriate withholding of federal, state and local income taxes, social security (FICA), and Medicare taxes, and are reported on IRS Form W-2.

In the event of any change in outstanding shares of BellSouth Corporation common stock, whether by reclassification, recapitalization, merger, stock split, stock dividend, or otherwise, the BellSouth Corporation Vice President — Human Resources shall adjust the formula for assigning a value to such stock option, performance share and restricted stock grants in his reasonable judgment to reflect such event.
SEVERANCE PAYMENT REIMBURSEMENT
If you are re-employed by BellSouth Corporation or any of its subsidiaries, other than under the Alternative Post-Retirement Employment Program (“APREP”), as a condition of such re-employment you will be required to reimburse your former company in accordance with the following formula:
•	Gross Severance Payment minus (4% of Gross Severance Payment times the Number of Whole or Partial Months Since Separation) = Amount to be Refunded to Your Former Company

PLAN AMENDMENT AND TERMINATION
BellSouth Corporation reserves the right to amend or terminate the Plan at any time with or without notice and without consent of employees or Plan participants. Amendment or termination of the Plan is effective upon execution of a written amendment or termination statement by the BellSouth Corporation Vice President — Human Resources. Unless otherwise extended, this plan will terminate effective June 30, 2006.
RELEASE
As a condition to participating in TPPM:V and receiving the benefits described in this Plan, you are required to sign an Election and Release (“Release”) waiving certain claims, as described in the Release, against BellSouth, its employees and officers, your employing company and affiliated companies. A sample of the Release is attached as Addendum A, and the terms of the Release are incorporated as part of this Summary Plan Description.
FINANCING OF TPPM:V COSTS
Severance costs under TPPM:V are paid from the Company’s general assets and are charged as an appropriate expense as designated by the Company.
TYPE OF PLAN
The Plan is classified as a welfare benefit plan under provisions of the Employee Retirement Income Security Act of 1974 (ERISA).
PLAN ADMINISTRATION
BellSouth Corporation shall serve as the Plan Administrator of the TPPM:V and the named fiduciary within the meaning of such terms as defined in ERISA. The Plan Administrator shall have the discretionary authority to determine eligibility for Plan benefits and to construe the terms of the Plan, including the making of factual determinations. Benefits under the Plan will be paid only if the Plan Administrator decides in its sole discretion that the claimant is entitled to them. The Administrator has discretionary authority to grant or deny benefits under this Plan. The decisions of the Plan Administrator shall be final and conclusive with respect to all questions concerning the administration of the Plan.
The Plan Administrator may delegate to other persons or entities responsibilities for performing certain of the duties of the Plan Administrator under the terms of the Plan and may seek such expert advice as the Plan Administrator deems reasonably necessary with respect to the Plan. The Plan Administrator shall be entitled to rely upon the information and advice furnished by such delegates and experts, unless actually knowing such information and advice to be inaccurate or unlawful.

As Plan Administrator of the TPPM:V, BellSouth Corporation has delegated certain of its Plan administrative responsibilities as follows:
•	BellSouth has delegated to its Vice President — Human Resources the overall fiduciary responsibility for administering TPPM:V.

•	BellSouth has delegated to the TPPM:V Coordinator, who shall be appointed by the Vice President — Human Resources, the fiduciary responsibility to review and to grant or deny claims that are filed under the Plan.

•	BellSouth has delegated to the TPPM:V Review Committee, a committee of one or more individuals appointed by the Vice President — Human Resources, the fiduciary responsibility of affording a full and fair review of all appeals resulting from denied claims or other disputes arising out of the interpretation or administration of the Plan.

•	BellSouth has delegated responsibility for handling TPPM:V administrative services for eligible participants to:
BellSouth Corporation
TPPM:V Coordinator
600 N 19th Street, 21B3
Birmingham, Alabama 35203
Telephone (205) 321-1840
FAX (205) 321-5011
Each of these individuals/entities in turn may delegate to other persons or entities responsibilities for performing certain of the duties delegated to them by BellSouth Corporation as Plan Administrator for TPPM:V, and each may seek such expert advice as he/she/it deems reasonably necessary with respect to the Plan. Likewise, each of these individuals/entities shall be entitled to rely upon the information and advice furnished by such delegates and experts, unless actually knowing such information and advice to be inaccurate or unlawful.
CLAIM AND APPEALS PROCEDURE
1.	Claim Procedure

Plan participants, or any person duly authorized by a participant, may file a claim in writing in order to secure benefits under the Plan, or to secure a review of any other matter related to the administration of the Plan. A written claim must be sent to the TPPM:V Coordinator within 60 days of the date of the alleged improper denial of severance benefits, or occurrence of other facts giving rise to the claim.

If the claim is denied, the claimant will receive written notice of the TPPM:V Coordinator’s decision, including the specific reason(s) for the decision, with reference to pertinent Plan provisions, within 90 days of the date that the claim was received. In some cases, more than 90 days may be needed to make a decision. In such cases, the claimant will be notified (in writing within the initial 90-day period) of the reason more time is needed. An additional 90 days may be taken to make the decision if the claimant is sent such a notice. The extension notice will show the date by which a decision will be sent.

2.	Appeals Procedure

The appeals procedure which follows provides the rules for appealing a denied claim.

A claimant may use this procedure if:
(a)	No reply at all is received by the claimant within 90 days after filing the claim (in which case the claim is deemed as being denied); or

(b)	In cases where a notice has extended the time for an additional 90 days and no reply is received within 180 days after filing the claim (in which case the claim is deemed as having been denied); or

(c)	Written denial of the claim for benefits or other matters is received within the proper time limit and the claimant wishes to appeal the written denial.
If a claim for benefits or review of any other matter related to the Plan is denied, the participant, or another duly authorized person, may appeal this denial in writing within 60 days after it is received, or if no decision is received, within 60 days of the date it is deemed to have been denied. A written request for review of any denied claim should be sent directly to the TPPM:V Coordinator, who will then refer it to the TPPM:V Review Committee.

Unless the TPPM:V Review Committee sends notice in writing that the claim is a special case requiring more time, the Committee must conduct a review and resolve the appeal of the denied claim within 60 days after receipt of the written request for review. In special cases, when more time is needed to make a decision, the TPPM:V Review Committee will send notice in writing that there will be a delay and give the reason(s) for the delay. In such cases, the TPPM:V Review Committee may have 60 days more, or a total of 120 days, to make its decision.

If the claimant, or another individual designated by the claimant to represent him/her, submits a written request for review of the denied claim, such person has the right to:
(a)	Review pertinent Plan documents which may be obtained by following the procedures described in “Plan Documents.”

(b)	Submit to the TPPM:V Review Committee a written statement of the issues and any other documents in support of the request for TPPM:V benefits or any other matter under review.
The TPPM:V Review Committee’s decision shall be given to the claimant in writing within 60 days, or if extended, 120 days, and shall include the specific reasons(s) for the decision, with reference to pertinent plan provisions. If the TPPM:V Review Committee does not give its decision on review within the appropriate time span, the claimant may consider the claim denied.

The TPPM:V Review Committee has been delegated the sole and complete discretionary authority to resolve benefit claim appeals under TPPM:V and to interpret and enforce the provisions of the Plan. Its determinations and interpretations of the Plan are final and are not subject to further administrative review.

3.	Time Limit for Filing Civil Action for Denied Claims

As a participant in the plan, you have the right under ERISA to file a civil action in court, but you are first required to exhaust the claim and appeals procedures described above. However, no legal action may be commenced or maintained against the plan or its administrators more than 180 days after the date that the TPPM:V Review Committee issues its final written response pursuant to the appeals procedure.
NO ASSIGNMENT
Plan severance benefits shall not be subject to anticipation, alienation, pledge, sale, transfer, assignment, garnishment, attachment, execution, encumbrance, levy, lien, or charge, and any attempt to cause such severance benefits to be so subjected shall not be recognized, except to the extent required by law.
RECOVERY OF PAYMENTS MADE BY MISTAKE
An eligible employee shall be required to return to the Company any Plan severance benefit payment, or portion thereof, made by a mistake of fact or law.
REPRESENTATIONS CONTRARY TO THE PLAN
No employee, officer, or director of the Company has the authority to alter, vary, or modify the terms of the Plan except by means of an authorized written amendment to the Plan. No verbal or written representations contrary to the terms of the Plan and its written amendments shall be binding upon the Plan, the Plan Administrator, or the Company.
LEGAL SERVICE
Process can be served on the Plan Administrator by directing such service to the TPPM:V Coordinator at the address shown in the Plan Administration section above.
PLAN RECORDS
The BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary and all related records are kept on a calendar year basis — beginning January 1 and ending December 31 of each year.
PLAN IDENTIFICATION NUMBERS
This Plan is identified by the following numbers under Internal Revenue Service (IRS) rules:

#	58-1533433	Employer Identification Number (assigned by the IRS)

#	604	Plan Number (assigned by BellSouth Corporation)
COMPLIANCE WITH APPLICABLE LAW
This Plan shall comply with all applicable laws, and will be amended, if necessary, in order to satisfy any such requirements.
PLAN DOCUMENTS
This document is intended to serve as both the full text of the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary as well as a Summary Plan Description of such Plan. TPPM:V participants are entitled to examine, without charge, all Plan documents, as defined by the Employee Retirement Income Security Act of 1974 (ERISA) and its regulations, including any documents and reports that are filed with a Federal government agency. These documents are available for review at the TPPM:V Coordinator’s office. If a participant is unable to examine the documents at such a location, he/she should write the TPPM:V Coordinator, specifying the documents to be examined and at which work location the participant wishes to examine them. Copies of such documents will be made available for examination at that work location within 10 days of the date the request was made.
At any time, participants may request copies of any Plan documents by writing to the TPPM:V Coordinator at the address shown in the Plan Administration section above. Participants will be charged a reasonable fee for copies of the documents requested.
RIGHTS OF A PLAN PARTICIPANT
As a participant in the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary, you are entitled to certain rights and protection under ERISA. ERISA provides that all Plan participants shall be entitled to:
•	Examine, without charge, at the plan administrator’s office and at other specified locations, all documents governing the plan, including a copy of the latest annual report (Form 5500 Series), if any, filed by the plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

•	Obtain, upon written request to the plan administrator, copies of documents governing the operation of the plan, including copies of the latest annual report (Form 5500 Series), if any, and updated summary plan description. The administrator may make a reasonable charge for the copies.
In addition to creating rights for Plan participants, ERISA imposes duties upon those who are responsible for the operation of employee benefits plans. The people who operate your Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants. No one, including your employer, or any other person, may terminate your employment or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for benefits is denied or ignored, in whole or in part, you have certain rights of review as described in this document under “Claim and Appeals Procedure.”
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan Administrator and do not receive them within 30 days, you may file a lawsuit in federal court. In such case, the court may require the Plan Administrator to provide the materials and pay up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, and you have exhausted your administrative remedies as set forth under “Claim and Appeals Procedure,” you may file a lawsuit in state or federal court. If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or you may file a lawsuit in federal court. The court will decide who will pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees.
If you have any questions about the Plan, you should contact the TPPM:V Coordinator. If you have any questions about this statement of your rights, or about your rights under ERISA, you should contact your nearest Area Office of the U.S. Labor Management Services Administration, Department of Labor or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, Washington, D.C. 20210.

TPPM:V-1

Print Name

Social Security Number
ADDENDUM A

BellSouth Corporation
Transition Payment Plan for Management Employees: Voluntary (TPPM:V)
Election and Release
I elect to accept the offer of BellSouth Corporation (“the Company”) to allow me to participate in the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary (“TPPM:V” or “the Plan”). I understand that the Company may approve or reject my election and that it will notify me of its decision. If the Company rejects my election, I understand that this Election and Release is thereby cancelled.
Prior to signing this Election and Release (hereinafter “Release”), I acknowledge that I was provided a period of at least forty-five (45) days in which to consider this Release and review the TPPM:V Summary Plan Description. I further acknowledge that, at the outset of that 45-day period, I was provided a completed TPPM:V Identification of Individuals Eligible and Not Eligible for Participation form (TPPM:V-2 Form) and was advised to consult with an attorney prior to signing this Release. If I have signed this Release before the expiration of the 45-day period, I acknowledge that I have done so voluntarily after carefully considering the terms of the Release and the TPPM:V Summary Plan Description. I fully understand the binding nature of this Release, and I acknowledge that my decision to separate from employment and sign this Release has been made knowingly and voluntarily.
In consideration for the severance benefits that will be provided to me under the Plan if the Company approves my election, I further agree to the terms set forth below:
(1)	I hereby fully waive, discharge, and release any and all claims relating to or arising out of my employment, of whatever nature, known or unknown, I may have against BellSouth Corporation, its subsidiaries and affiliated companies, and in the case of all such entities, their respective owners, representatives, officers, directors, attorneys, agents, employees, successors and assigns (hereinafter collectively referred to as “BellSouth”) as a result of actions or omissions occurring through this date, subject to the provisions set forth below. Specifically included in this waiver and release are any and all claims of alleged employment discrimination, either as a result of my separation from employment or otherwise, under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Section 621, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000e, et seq., and any and all other claims relating to or arising out of my employment, under any federal, state, or local statute, common law, or regulation, including the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001, et seq.
(a)	I acknowledge and understand that a race-discrimination class action has been filed against BellSouth Corporation and is currently pending in federal court in Alabama. The caption of the pending case is Jenkins, et al. v. BellSouth Corporation, 2:02-cv-01057-VEH (N.D. Ala. filed Apr. 29, 2002) (hereinafter “the Jenkins action”). The proposed class action includes only current and former employees of BellSouth Telecommunications, Inc. (“BST”). I acknowledge and understand that, if I am an African-American employee who has held or currently holds a position at or below Job Grade C59 at BST, I am a potential member of the alleged class in this action. The case involves allegations that BST discriminated against African-American employees in management pay and opportunities for promotion to management. BellSouth denies these allegations. I understand that if I elect to sign this Release, it will not bar me from receiving any remedies that I may be awarded through the Jenkins action, subject to the following conditions:

(Initial)

TPPM:V-1

Print Name

Social Security Number
ADDENDUM A

(i)	Any monetary relief that I may be entitled to receive through the Jenkins action, if any, will be reduced solely by the gross amount of the cash payments provided to me in exchange for executing this Release and the cost to the Company of providing retiree and/or other medical coverage that I will receive as a result of my participation in the Plan (the “medical coverage”).

(ii)	Since the cost of the medical coverage will vary for each person, based on such factors as life expectancy and scope of coverage, I understand that the cost for the medical coverage I will receive shall be determined at such time as I may be entitled to receive monetary relief through the Jenkins action, by a professional, independent actuary whose selection is approved by the Court in which the Jenkins action is pending.

(iii)	I understand that the independent actuary shall calculate the cost of the medical coverage over the course of my expected lifetime. I am advised by the Company that the estimated current average cost to the Company to provide two-party coverage to a retiree under 65 years of age with more than 20, but less than 30 years of net credited service is approximately $728.00 per month. I further understand that the monthly cost of the medical coverage I will receive may be higher or lower than this average.

(iv)	In the event the value of the cash and cost of the medical coverage I will receive in exchange for executing this Release is greater than the amount of any potential monetary relief in the Jenkins action, I understand that I will not receive any monetary relief through the Jenkins action. However, I understand that under no circumstances will I owe any money to BellSouth.
(b)	EFFECT OF EXECUTING THIS RELEASE ON MY ABILITY TO PURSUE MY OWN EMPLOYMENT DISCRIMINATION CASE:
(i)	I acknowledge and understand that in the event the Jenkins action is certified by the Court as a class action, the certified members of the class may have the right to opt out of the case and choose to pursue their individual claims on their own or take no action.

(ii)	If I am a member of the proposed class, I acknowledge and understand that because this is a Release of all claims against BellSouth, except for the Jenkins class claims, this Release will only permit me to obtain monetary relief for claims of race discrimination through the Jenkins action. Therefore, by executing this Release and accepting the severance benefits provided to me, I understand that if I exercise a right to opt out of the Jenkins action, I would lose the right to obtain any monetary relief from a claim of discrimination based on my employment at BellSouth.

(Initial)

TPPM:V-1

ADDENDUM A

(c)	I acknowledge and understand that Plaintiffs in the Jenkins action are represented by the following attorneys: Joseph M. Sellers of the law firm of Cohen, Milstein, Hausfeld & Toll, P.L.L.C. in Washington, DC; Cyrus Mehri of the law firm of Mehri & Skalet, PLLC in Washington, DC; Angela Mason of the law firm of Cochran, Cherry, Givens & Smith in Dothan, AL; Hezekiah Sistrunk of the law firm of Cochran, Cherry, Givens & Smith in Atlanta, GA; Byron R. Perkins of the law firm of Byron R. Perkins and Associates, LLC in Birmingham, AL; and Roderick T. Cooks of the law firm of Wiggins, Childs, Quinn & Pantazias, LLC in Birmingham, AL. The phone number for class counsel is 1-800-916-6895. I understand that I may contact any of these attorneys if I have questions concerning the Jenkins action.

(d)	I acknowledge and understand that nothing in this Release precludes me from participating as a witness or providing evidence in the Jenkins action or in any other lawsuit filed against BellSouth.

(e)	I understand and agree, as does BellSouth, that it is unlawful for BellSouth to retaliate against me if I choose not to sign the Release or choose to participate as a witness or provide evidence in the Jenkins action or in any other lawsuit filed against BellSouth.
(2)	I acknowledge that the severance benefits that are being offered to me under the terms of the Plan represent valuable consideration that I am not otherwise entitled to receive and that are in addition to other forms of compensation or benefits to which I currently am entitled.
(3)	I understand that I may revoke my election to participate in TPPM:V by giving written notice by fax to the TPPM:V Coordinator (at fax number 205-321-5011) within seven (7) calendar days following the date that I signed the Release. I further understand that this Release will become binding and irrevocable after the expiration of that seven-day period, subject to the Company’s approval of my election.
(4)	Each paragraph and clause of this Release shall be deemed severable from all other provisions, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the remaining provisions. In addition, any invalid or unenforceable provision shall be enforced to the maximum extent permitted by applicable law.
(5)	I acknowledge that the benefits provided under the Plan are the only consideration for my signing this Release and that I have relied on no other representations or promises in making my decision to participate in the Plan and sign this Release, including representations regarding benefits that may or may not be offered in the future under TPPM:V or any other severance, pension or benefit plan. I understand and acknowledge that this Release constitutes the entire agreement between the Company and me regarding the subject matter herein and no amendment or modification of this Release shall be valid or binding unless signed by me and the BellSouth Corporation Vice President — Human Resources.

Signature

Name (Please print)

Social Security Number

Date

TPPM:V-1

Print Name

Social Security Number
BellSouth Corporation
Transition Payment Plan for Management Employees: Voluntary (TPPM:V)
Election and Release
I elect to accept the offer of BellSouth Corporation (“the Company”) to allow me to participate in the BellSouth Corporation Transition Payment Plan for Management Employees: Voluntary (“TPPM:V” or “the Plan”). I understand that the Company may approve or reject my election and that it will notify me of its decision. If the Company rejects my election, I understand that this Election and Release is thereby cancelled.
Prior to signing this Election and Release (hereinafter “Release”), I acknowledge that I was provided a period of at least forty-five (45) days in which to consider this Release and review the TPPM:V Summary Plan Description. I further acknowledge that, at the outset of that 45-day period, I was provided a completed TPPM:V Identification of Individuals Eligible and Not Eligible for Participation form (TPPM:V-2 Form) and was advised to consult with an attorney prior to signing this Release. If I have signed this Release before the expiration of the 45-day period, I acknowledge that I have done so voluntarily after carefully considering the terms of the Release and the TPPM:V Summary Plan Description. I fully understand the binding nature of this Release, and I acknowledge that my decision to separate from employment and sign this Release has been made knowingly and voluntarily.
In consideration for the severance benefits that will be provided to me under the Plan if the Company approves my election, I further agree to the terms set forth below:
(2)	I hereby fully waive, discharge, and release any and all claims relating to or arising out of my employment, of whatever nature, known or unknown, I may have against BellSouth Corporation, its subsidiaries and affiliated companies, and in the case of all such entities, their respective owners, representatives, officers, directors, attorneys, agents, employees, successors and assigns (hereinafter collectively referred to as “BellSouth”) as a result of actions or omissions occurring through this date, subject to the provisions set forth below. Specifically included in this waiver and release are any and all claims of alleged employment discrimination, either as a result of my separation from employment or otherwise, under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Section 621, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000e, et seq., and any and all other claims relating to or arising out of my employment, under any federal, state, or local statute, common law, or regulation, including the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001, et seq.
(a)	I acknowledge and understand that a race-discrimination class action has been filed against BellSouth Corporation and is currently pending in federal court in Alabama. The caption of the pending case is Jenkins, et al. v. BellSouth Corporation, 2:02-cv-01057-VEH (N.D. Ala. filed Apr. 29, 2002) (hereinafter “the Jenkins action”). The proposed class action includes only current and former employees of BellSouth Telecommunications, Inc. (“BST”). I acknowledge and understand that, if I am an African-American employee who has held or currently holds a position at or below Job Grade C59 at BST, I am a potential member of the alleged class in this action. The case involves allegations that BST discriminated against African-American employees in management pay and opportunities for promotion to management. BellSouth denies these allegations. I understand that if I elect to sign this Release, it will not bar me from receiving any remedies that I may be awarded through the Jenkins action, subject to the following conditions:
__________
(Initial)

TPPM:V-1

Print Name

Social Security Number
(i)	Any monetary relief that I may be entitled to receive through the Jenkins action, if any, will be reduced solely by the gross amount of the cash payments provided to me in exchange for executing this Release and the cost to the Company of providing retiree and/or other medical coverage that I will receive as a result of my participation in the Plan (the “medical coverage”).

(ii)	Since the cost of the medical coverage will vary for each person, based on such factors as life expectancy and scope of coverage, I understand that the cost for the medical coverage I will receive shall be determined at such time as I may be entitled to receive monetary relief through the Jenkins action, by a professional, independent actuary whose selection is approved by the Court in which the Jenkins action is pending.

(iii)	I understand that the independent actuary shall calculate the cost of the medical coverage over the course of my expected lifetime. I am advised by the Company that the estimated current average cost to the Company to provide two-party coverage to a retiree under 65 years of age with more than 20, but less than 30 years of net credited service is approximately $728.00 per month. I further understand that the monthly cost of the medical coverage I will receive may be higher or lower than this average.

(iv)	In the event the value of the cash and cost of the medical coverage I will receive in exchange for executing this Release is greater than the amount of any potential monetary relief in the Jenkins action, I understand that I will not receive any monetary relief through the Jenkins action. However, I understand that under no circumstances will I owe any money to BellSouth.
(b)	EFFECT OF EXECUTING THIS RELEASE ON MY ABILITY TO PURSUE MY OWN EMPLOYMENT DISCRIMINATION CASE:
(i)	I acknowledge and understand that in the event the Jenkins action is certified by the Court as a class action, the certified members of the class may have the right to opt out of the case and choose to pursue their individual claims on their own or take no action.

(ii)	If I am a member of the proposed class, I acknowledge and understand that because this is a Release of all claims against BellSouth, except for the Jenkins class claims, this Release will only permit me to obtain monetary relief for claims of race discrimination through the Jenkins action. Therefore, by executing this Release and accepting the severance benefits provided to me, I understand that if I exercise a right to opt out of the Jenkins action, I would lose the right to obtain any monetary relief from a claim of discrimination based on my employment at BellSouth.
__________
(Initial)

TPPM:V-1

(c)	I acknowledge and understand that Plaintiffs in the Jenkins action are represented by the following attorneys: Joseph M. Sellers of the law firm of Cohen, Milstein, Hausfeld & Toll, P.L.L.C. in Washington, DC; Cyrus Mehri of the law firm of Mehri & Skalet, PLLC in Washington, DC; Angela Mason of the law firm of Cochran, Cherry, Givens & Smith in Dothan, AL; Hezekiah Sistrunk of the law firm of Cochran, Cherry, Givens & Smith in Atlanta, GA; Byron R. Perkins of the law firm of Byron R. Perkins and Associates, LLC in Birmingham, AL; and Roderick T. Cooks of the law firm of Wiggins, Childs, Quinn & Pantazias, LLC in Birmingham, AL. The phone number for class counsel is 1-800-916-6895. I understand that I may contact any of these attorneys if I have questions concerning the Jenkins action.

(d)	I acknowledge and understand that nothing in this Release precludes me from participating as a witness or providing evidence in the Jenkins action or in any other lawsuit filed against BellSouth.

(e)	I understand and agree, as does BellSouth, that it is unlawful for BellSouth to retaliate against me if I choose not to sign the Release or choose to participate as a witness or provide evidence in the Jenkins action or in any other lawsuit filed against BellSouth.
(2)	I acknowledge that the severance benefits that are being offered to me under the terms of the Plan represent valuable consideration that I am not otherwise entitled to receive and that are in addition to other forms of compensation or benefits to which I currently am entitled.
(3)	I understand that I may revoke my election to participate in TPPM:V by giving written notice by fax to the TPPM:V Coordinator (at fax number 205-321-5011) within seven (7) calendar days following the date that I signed the Release. I further understand that this Release will become binding and irrevocable after the expiration of that seven-day period, subject to the Company’s approval of my election.
(4)	Each paragraph and clause of this Release shall be deemed severable from all other provisions, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the remaining provisions. In addition, any invalid or unenforceable provision shall be enforced to the maximum extent permitted by applicable law.
(5)	I acknowledge that the benefits provided under the Plan are the only consideration for my signing this Release and that I have relied on no other representations or promises in making my decision to participate in the Plan and sign this Release, including representations regarding benefits that may or may not be offered in the future under TPPM:V or any other severance, pension or benefit plan. I understand and acknowledge that this Release constitutes the entire agreement between the Company and me regarding the subject matter herein and no amendment or modification of this Release shall be valid or binding unless signed by me and the BellSouth Corporation Vice President — Human Resources.

Signature

Name (Please print)

Social Security Number

Date

TPPM:V-1

NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

Benefits Summary Sheet for C-Level and Below Severance Plan
2006 Management Force Reduction
(REVISED)

Transition Payment Plan
	for Management Employees: Voluntary	Contact Information
(TPPM:V)
Severance Payment	• 7% of base salary (as of 03-01-06) per completed year of service as of	Force Management Info Line
	date of separation	1-205-977-2531
	• 50% minimum	Option 1
• 150% maximum

Transitional Leave	Within 3 years of Rule of 75 service pension eligibility	Benefits Service Center
1-800-528-1232

Medical	• Rule of 65 — Retiree medical eligibility	Benefits Service Center
	• 6 months paid for others	1-800-528-1232

Retiree Phone Concession	Rule of 65 — Same as service pension eligible	Benefits Service Center
1-800-528-1232

Educational Assistance	2 years	Educational Assistance Office
1-888-507-2287

Outplacement	Yes	Force Management Info Line
1-205-977-2531
Option 2

Overview Only — eligibility and benefits are controlled by the terms of the official Summary Plan Description for the applicable severance plan and by the terms of the various underlying benefit plans and programs.
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.